UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2015

First American Group Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54768

(Commission File Number)

27-2094706

(IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

(Address of principal executive offices)(Zip Code)

(781) 821-6600

Registrant’s telephone number, including area code

11037 Warner Ave., Suite 132

Fountain Valley, California 92708

 (Former name or former address, if changed since last report.)

Copies to:

Thomas E. Puzzo, Esq.

Law Offices of Thomas E. Puzzo, PLLC

3823 44th Ave. NE

Seattle, Washington 98105

Telephone No.: (206) 522-2256

Facsimile No.: (206) 260-0111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On July 2, 2015, the Company notified MaloneBailey, LLP (“MaloneBailey”), that the Company had dismissed MaloneBailey as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of MaloneBailey regarding the Company’s financial statements as of September 30, 2014 and 2013 and the statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of MaloneBailey, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended September 30, 2014 and 2013, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MaloneBailey, would have caused them to make reference thereto in their report on the Company’s financial statements for such years ended September 30, 2014 and 2013. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MaloneBailey a copy of the above disclosures and requested MaloneBailey to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. MaloneBailey’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On July 2, 2015, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Li and Company, PC (“Li and Company”), the Company’s new independent registered public accountants, which appointment Li and Company has accepted with the dismissal of MaloneBailey.

During the two most recent fiscal years and the interim period preceding the engagement of Li and Company, the Company has not consulted with Li and Company regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Li and Company or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with MaloneBailey and therefore did not discuss any past disagreements with Li and Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter dated July 2, 2015, from MaloneBailey LLP.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First American Group Inc.
(Registrant)

Date: July 2, 2015	By:	/s/ Daniel Solomita
	Name:	Daniel Solomita
	Title:	President and Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer)